POWER OF ATTORNEY


We, the undersigned Trustees of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam III, Charles E. Porter, Jonathan S. Horwitz, John W. Gerstmayr, Bryan Chegwidden and James P. Pappas, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-1A, Form N-2 or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature                     Title                       Date

/s/ John A. Hill              Chairman of the Board;      September 16, 2004
----------------
John A. Hill                  Trustee

/s/ George Putnam, III        President; Trustee          September 17, 2004
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George Putnam, III

/s/ Jameson A. Baxter         Trustee                     September 16, 2004
---------------------
Jameson A. Baxter

/s/ Charles B. Curtis         Trustee                     September 20, 2004
---------------------
Charles B. Curtis

/s/ Ronald J. Jackson         Trustee                     September 17, 2004
---------------------
Ronald J. Jackson

/s/ Paul L. Joskow            Trustee                     September 15, 2004
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Paul L. Joskow
___________________           Trustee
Elizabeth T. Kennan
___________________           Trustee
John H. Mullin, III

/s/ Robert E. Patterson       Trustee                     September 20, 2004
-----------------------
Robert E. Patterson

/s/ A.J.C. Smith              Trustee                     September 17, 2004
----------------
A.J.C. Smith

/s/ W. Thomas Stephens        Trustee                     September 17, 2004
----------------------
W. Thomas Stephens

Schedule A
Putnam High Income Bond Fund
Putnam High Income Opportunities Trust
Putnam Master Income Trust
Putnam Premier Income Trust